                                           497(c) File Nos. 33-6540 and 811-5033

Prospectus  March 2, 1998

CitiFunds(SM) Intermediate Income Portfolio

This Prospectus describes CitiFunds(SM) Intermediate Income Portfolio, a diversified mutual fund in the CitiFunds Family of Funds. Citibank, N.A. is the investment manager.

This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. A Statement of Additional Information dated the date of this Prospectus (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Fund may be made, by contacting the investor's Service Agent or by calling 1-800-625-4554. The Statement of Additional Information and other related materials are available on the SEC's Internet web site (http://www.sec.gov).

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REMEMBER THAT SHARES OF THE FUND:

    o  ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY;

    o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES;

    o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

Prospectus Summary                                                           3
 ..............................................................................
Expense Summary                                                              5
 ..............................................................................
Condensed Financial Information                                              6
 ..............................................................................
Investment Information                                                       7
 ..............................................................................
Risk Considerations                                                          9
 ..............................................................................
Valuation of Shares                                                         11
 ..............................................................................
Purchases                                                                   11
 ..............................................................................
Exchanges                                                                   12
 ..............................................................................
Redemptions                                                                 12
 ..............................................................................
Dividends and Distributions                                                 13
 ..............................................................................
Management                                                                  13
 ..............................................................................
Tax Matters                                                                 16
 ..............................................................................
Performance Information                                                     16
 ..............................................................................
General Information                                                         17
 ..............................................................................
Appendix -- Permitted Investments and Investment Practices                  19
 ..............................................................................

PROSPECTUS SUMMARY

See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUND: This Prospectus describes CitiFunds(SM) Intermediate Income
Portfolio.

INVESTMENT OBJECTIVES AND POLICIES: The Fund's investment objectives are to generate a high level of current income and preserve the value of its shareholders' investment. The Fund invests in a broad range of fixed income securities, including preferred stock and debt securities issued by U.S. and non-U.S. companies and debt securities of the U.S. Government and governments of other countries, including developing countries. Under normal market conditions, the Fund's dollar weighted average portfolio maturity will be from three to ten years.

INVESTMENT MANAGER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Manager"), a wholly-owned subsidiary of Citicorp, is the investment manager. Citibank and its affiliates manage more than $88 billion in assets worldwide. CFBDS, Inc. ("CFBDS" or the "Distributor") is the distributor of shares of the Fund. See "Management."

PURCHASES AND REDEMPTIONS: Investors may purchase and redeem shares of the Fund through a Service Agent on any day the New York Stock Exchange is open for trading. See "Purchases" and "Redemptions."

PRICING: Shares of the Fund are purchased and redeemed at net asset value, without a sales load or redemption fees. Shares are subject to a fee of up to 0.25% per annum of the Fund's average daily net assets for distribution, sales and marketing and shareholder services. See "Purchases" and "Management -- Distribution Arrangements."

EXCHANGES: Shares may be exchanged for shares of the CitiSelect(R) Portfolios and certain other CitiFunds. See "Exchanges."

DIVIDENDS: Dividends, if any, are declared and paid monthly. Net capital gains, if any, are distributed annually. See "Dividends and Distributions."

REINVESTMENT: All dividends and capital gains distributions may be received either in cash or in Fund shares at net asset value. See "Dividends and Distributions."

WHO SHOULD INVEST: The Fund is designed for investors seeking a higher level of current income than is generally available from shorter-term securities, and who are willing to accept the greater price fluctuations associated with higher levels of income.

RISK FACTORS: There can be no assurance that the Fund will achieve its investment objectives, and the Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. As a result, an investor's shares may be worth more or less at redemption than at the time of purchase.

The value of fixed income securities, including those backed by the U.S. Government, generally goes down when interest rates go up, and vice versa. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Investors in the Fund should be aware that prices of fixed income securities also fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. Also, it is possible that some issuers will be unable to make required payments on fixed income securities held by the Fund. Securities that are backed by the full faith and credit of the U.S. Government are generally thought to have minimal credit risk.

The Fund may invest a portion of its assets in non-U.S. securities. The special risks of investing in non-U.S. securities include possible adverse political, social and economic developments abroad, differing regulations to which non-U.S. issuers are subject and different characteristics of non-U.S. economies and markets. The Fund's non-U.S. securities often will trade in non-U.S. currencies, which can be volatile and may be subject to governmental controls or intervention. In addition, securities of non-U.S. issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in securities of issuers in developing countries, and all of these risks are increased for investments in issuers in developing countries.

Certain investment practices, such as repurchase agreements, forward delivery contracts and loans of securities, also may entail special risks. Investors should read "Risk Considerations" and the Appendix for more information.

EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses for shares of the Fund. For more information on costs and expenses, see "Management" -- page 13 and "General Information -- Expenses" -- page 18.*

                                                                       CITIFUNDS
                                                                    INTERMEDIATE
                                                                          INCOME
                                                                       PORTFOLIO
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                                            None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
Management Fee (after fee waivers) (1)(3)                                  0.20%
12b-1 Fees (including service fees) (2)                                    0.25%
Other Expenses (after fee waivers) (3)                                     0.45%
--------------------------------------------------------------------------------
Total Fund Operating Expenses (after fee waivers) (3)                      0.90%
--------------------------------------------------------------------------------

* This table is intended to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers. There can be no assurance that the fee waivers reflected in the table will continue at these levels. The information in the table and in the example below is based on the Fund's expenses for the fiscal year ended December 31, 1997, as revised to reflect current fees.
(1)  A combined fee for investment advisory and administrative services.
(2) 12b-1 distribution fees are asset-based sales charges. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
(3) Absent fee waivers and reimbursements, management fees, other expenses and total fund operating expenses would be 0.70%, 0.47% and 1.42%, respectively, as revised to reflect the Fund's current fees and expense structure.

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period indicated below:

                                                             ONE          THREE           FIVE            TEN
                                                            YEAR          YEARS          YEARS          YEARS
-------------------------------------------------------------------------------------------------------------
CITIFUNDS INTERMEDIATE INCOME PORTFOLIO                       $9            $29            $50           $111
-------------------------------------------------------------------------------------------------------------

The Example assumes that all dividends are reinvested and reflects certain voluntary fee waivers. If the fee waivers and reimbursements were not made, the amounts in the example would be $14, $45, $78 and $170. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of the Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

The following table provides condensed financial information about the Fund for the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Fund's Annual Report to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, have been audited by Deloitte & Touche LLP, independent certified public accountants. The report of Deloitte & Touche LLP is included in the Fund's Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Service Agent or by calling 1-800-625-4554.

                                   CITIFUNDS INTERMEDIATE INCOME PORTFOLIO -- FINANCIAL HIGHLIGHTS

                                                                                                              FOR THE PERIOD
                                                                                                               JUNE 25, 1993
                                                                                                            (COMMENCEMENT OF
                                                YEAR ENDED DECEMBER 31,                                      OPERATIONS) TO
                               1997                1996                1995                1994            DECEMBER 31, 1993
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
Net Asset Value,
  beginning of period        $ 9.48              $ 9.77              $ 8.91              $ 9.88                       $10.00
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Income from Operations:
Net investment income         0.575                0.54                0.57               0.521                        0.261
Net realized and
  unrealized gain (loss)
  on investments              0.239               (0.29)               0.86              (0.959)                       0.037
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    Total from operations     0.814                0.25                1.43              (0.438)                       0.298
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Less Distributions From:
Net investment income        (0.574)              (0.54)              (0.57)             (0.516)                      (0.261)
In excess of net
  investment income              --                  --                  --                  --                       (0.006)
Net realized gain on
  investments                    --                  --                  --              (0.016)                      (0.151)
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Total from dividends
  and distributions          (0.574)              (0.54)              (0.57)             (0.532)                      (0.418)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end
  of period                  $ 9.72              $ 9.48              $ 9.77              $ 8.91                       $ 9.88
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000's omitted)    $36,702             $43,919             $49,618             $47,582                      $61,183
Ratio of expenses to
  average net assets           0.92%               0.90%               0.90%               0.90%                        0.90%*
Ratio of expenses to
  average net assets
  after fees paid
  indirectly(A)                0.90%               0.90%               0.90%               0.90%                        0.90%
Ratio of net
  investment income to
  average net assets           5.92%               5.72%               5.97%               5.52%                        4.95%*
Portfolio turnover              146%                495%                396%                291%                         103%
Total return                   8.87%               2.73%              16.45%              (4.48)%                       2.99%+

Note: If certain agents of the Fund had not voluntarily agreed to waive a portion of their fees for the periods indicated and expenses were not reduced for fees paid indirectly for the years ended after December 31, 1994, the net investment income per share and the ratios would have been as follows:

Net investment income
  per share                 $ 0.522              $ 0.50              $ 0.52             $ 0.475                       $0.236
RATIOS:
Expenses to average
  net assets                   1.47%               1.39%               1.42%               1.39%                        1.38%*
Net investment income
  to average net assets        5.37%               5.23%               5.45%               5.03%                        4.47%*

*Annualized.      +Not annualized.
(A) The expense ratios for the year ended December 31, 1995 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangments with its service providers. The expense ratios for each of the periods ended before December 31, 1995 have not been adjusted to reflect this change.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVES: The investment objectives of the Fund are to generate a high level of current income and preserve the value of its shareholders' investment.

The investment objectives of the Fund may be changed by its Trustees without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT POLICIES: The Fund seeks its objectives by investing in a broad range of fixed income securities, including preferred stock and debt issued by U.S. and non-U.S. companies and debt of the U.S. Government and governments of other countries. As a non-fundamental policy, under normal circumstances, at least 65% of the Fund's total assets are invested in fixed income securities, but the Fund expects that substantially all of its assets generally will be invested in fixed income securities.

The Fund will invest in debt obligations of U.S. companies only if they carry at least a Baa rating from Moody's Investors Service, Inc. ("Moody's") or a BBB rating from Standard & Poor's Ratings Group ("S&P"), or if the Manager determines that they are of comparable quality. Securities rated Baa or BBB have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on bonds rated Baa or BBB than is the case for higher grade securities. Investors should review the Appendix to the Statement of Additional Information for a description of these ratings.

The Fund may invest up to 20% of its assets in non-U.S. securities, including securities of issuers in developing countries. See "Risk Considerations -- Non-U.S. Securities."

The Fund is designed to provide a higher level of current income than is generally available from shorter-term securities, but investors should be willing to accept the greater price fluctuations associated with higher levels of income. Under normal market conditions, the Fund's dollar weighted average portfolio maturity will be from three to ten years.

U.S. Government Securities. The Fund may invest in U.S. Government securities, including (1) U.S. Treasury obligations, such as Treasury bills, notes and bonds, which are backed by the full faith and credit of the United States; and
(2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities that are backed by the full faith and credit of the U.S. Government. The Fund may also invest in other obligations issued by agencies or instrumentalities of the U.S. Government, some of which are supported by the right of the issuer to borrow from the U.S. Treasury and some of which are backed only by the credit of the issuer itself.

Asset-Backed Securities. The Fund may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, including direct pass-through certificates of GNMA. The Fund may also invest in mortgage-backed securities for which principal and interest payments are backed by the credit of particular agencies of the U.S. Government. Mortgage-backed securities are generally backed or collateralized by a pool of mortgages. These securities are sometimes called collateralized mortgage obligations or CMOs.

Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment, because the underlying mortgages are refinanced to take advantage of the lower rates. Thus the prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

The Fund may also invest in corporate asset-backed securities and collateralized mortgage obligations that are rated no lower than Baa by Moody's or BBB by S&P, or are judged by the Manager to be of comparable quality. These securities are backed by pools of assets, including, among other things, mortgage loans, automobile loans or credit card receivables. These securities are not backed by the U.S. Government and have special risks, including inherent difficulties in enforcing rights against the underlying assets.

Determinations of average maturity of asset-backed securities take into account expectations of prepayments, which may change in different interest rate environments. The Fund will not consider it a violation of policy if its average maturity deviates from its normal range as a result of actual or expected changes in prepayments.

Zero-Coupon Obligations. The Fund may invest up to 15% of its assets in zero-coupon obligations, such as zero-coupon bonds issued by companies and securities representing future principal and interest installments on debt obligations of the U.S. Government and governments of other countries. Zero-coupon obligations pay no current interest, and as a result their prices tend to be more volatile than those of securities that offer regular payments of interest. In order to pay cash distributions representing income on zero-coupon obligations, the Fund may have to sell other securities on unfavorable terms, and these sales may generate taxable gain for investors.

CERTAIN ADDITIONAL INVESTMENT POLICIES:
Temporary Investments. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Other Permitted Investments. For more information regarding the Fund's permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 19. The Fund will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserves the right to do so.

Investment Restrictions. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Fund, including a limitation that the Fund may borrow money from banks in an amount not to exceed 1/3 of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Except as otherwise indicated, the Fund's investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Fund's securities will not be a violation of policy.

Portfolio Turnover. Securities of the Fund will be sold whenever the Manager believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. The Fund's annual portfolio turnover rate appears in the Financial Highlights for the Fund. See "Condensed Financial Information." The amount of transaction costs and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.

Brokerage Transactions. The primary consideration in placing the Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

RISK CONSIDERATIONS

The risks of investing in the Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

Changes in Net Asset Value. The Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase.

Interest Rate Risk. The value of fixed income securities, including those backed by the U.S. Government, generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Credit Risk. Investors in the Fund should be aware that prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities held by the Fund. Securities that are backed by the full faith and credit of the U.S. Government are generally thought to have minimal credit risk.

Non-U.S. Securities. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Fund.

Because non-U.S. securities often are denominated in currencies other than the U.S. dollar, changes in currency exchange rates will affect the investment performance of the Fund. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those of U.S. investing. As a result, the operating expense ratios of the Fund may be higher than those of investment companies investing exclusively in U.S. securities.

The Fund may invest in securities of issuers in developing countries, and all of these risks are increased for investments in issuers in developing countries.

Investment Practices. Certain of the investment practices employed for the Fund may entail certain risks. These risks are in addition to risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 19.

VALUATION OF SHARES

Net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of the Fund, then subtracting the Fund's liabilities, and then dividing the result by the number of the Fund's outstanding shares. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value. Non-U.S. securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In light of the non-U.S. nature of some of the Fund's investments, trading may take place in securities held by the Fund on days which are not Business Days and on which it will not be possible to purchase or redeem shares of the Fund.

PURCHASES

Shares of the Fund are offered continuously and may be purchased on any Business Day at the public offering price. The public offering price is the net asset value next determined after an order is transmitted to and accepted by the Transfer Agent. The Fund and the Transfer Agent reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

Shares may be purchased through certain financial institutions (which may include banks), securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor. Service Agents may receive certain fees from the Distributor and/ or the Fund. See "Management -- Distribution Arrangements." Investors should contact their Service Agents for information on purchases. Each Service Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Service Agent. Each Service Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers.

From time to time the Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other sources available to it. The Distributor also may make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Fund. The amounts of these payments will be determined by the Distributor in its sole discretion and may vary among different dealers.

EXCHANGES

Shares may be exchanged for shares of the CitiSelect Portfolios and certain other CitiFunds, or may be acquired through an exchange of shares of those funds.

Shareholders must place exchange orders through the Transfer Agent or, if they are customers of a Service Agent, through their Service Agent, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received and accepted by the Transfer Agent. See "Valuation of Shares." Shares of the Fund may be exchanged only after payment in federal funds for the shares has been received by the Transfer Agent.

This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by Securities and Exchange Commission rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

REDEMPTIONS

Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by the Transfer Agent. Each Service Agent is responsible for the prompt transmission of redemption orders to the Fund on behalf of its customers. A Service Agent may establish requirements or procedures regarding submission of redemption requests by its customers that are different from those described below. Shareholders should consult their Service Agents for details. A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

Redemptions by Mail. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by the Transfer Agent or a shareholder's Service Agent) to the Transfer Agent or, if shareholders are customers of a Service Agent, their Service Agent. Shareholders are responsible for ensuring that a request for redemption is in proper form.

Redemptions by Telephone. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the Transfer Agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

Payment of Redemptions. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Redemption Information" in the Statement of Additional Information regarding the Fund's right to pay the redemption price in kind with securities (instead of cash).

Questions about redemption requirements should be referred to the Transfer Agent or, for customers of a Service Agent, their Service Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net income from dividends and interest, if any, is paid to its shareholders of record as a dividend on a monthly basis on or around the last day of each month.

The Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. The Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

A shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares of the Fund issued at net asset value.

MANAGEMENT

TRUSTEES AND OFFICERS: The Fund is supervised by the Board of Trustees of CitiFunds Fixed Income Trust. A majority of the Trustees are not affiliated with Citibank. More information on the Trustees and officers of the Fund appears under "Management" in the Statement of Additional Information.

INVESTMENT MANAGER: Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $88 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank also serves as investment adviser to other registered investment companies. Citibank's address is 153 East 53rd Street, New York, New York 10043.

Subject to policies set by the Trustees, Citibank is responsible for overall management of the Fund pursuant to a Management Agreement with the Fund. Citibank also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund. Pursuant to a sub-administrative services agreement with Citibank, the Distributor performs such sub-administrative duties for the Fund as from time to time are agreed upon by Citibank and the Distributor. The Distributor's compensation as sub-administrator is paid by Citibank.

Mark Lindbloom, a Vice President of Citibank, has served as manager of the Fund since June 1993, and has been a portfolio manager for fixed income securities since joining Citibank in 1986. Mr. Lindbloom has more than 12 years of investment management experience. Prior to joining Citibank, Mr. Lindbloom was a Fixed Income Portfolio Manager with Brown Brothers Harriman & Co. where he managed fixed income assets for discretionary institutional portfolios.

Management's discussion of the Fund's performance is included in the Fund's Annual Report to Shareholders, which investors may obtain without charge by calling 1-800-625-4554.

Management Fees. For its services under the Management Agreement, Citibank receives fees, which are accrued daily and paid monthly, of 0.70% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Citibank may voluntarily agree to waive a portion of its management fees.

For the fiscal year ended December 31, 1997, the investment advisory fee paid to Citibank under a prior investment advisory agreement, after waivers, was 0.14% of the Fund's average daily net assets for that fiscal year.

Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Management Agreement and the activities performed by it or its affiliates as Service Agents are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Manager or a Service Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees. State Street also provides fund accounting services and calculates the daily net asset value for the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

DISTRIBUTION ARRANGEMENTS: CFBDS, 6 St. James Avenue, Boston, Massachusetts 02116 (telephone (617) 423-1679), is the distributor of the Fund's shares. Under a Service Plan which has been adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. These fees may be used to make payments to the Distributor for distribution services and to Service Agents and others as compensation for the sale of shares of the Fund for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. In those states where CFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer.

The amounts paid by the Distributor to each Service Agent and other recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided by the Service Agent.

The Fund and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Service Plan and the purposes for which the expenditures were made.

During the period they are in effect, the Service Plan and related Distribution Agreement obligate the Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if these entities' expenses exceed the fees provided for under the Service Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the Distributor, Service Agents and others until the Service Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or Service Agent's expenses in excess of fees received or accrued through the termination date will be the Distributor's or Service Agent's sole responsibility and not obligations of the Fund.

TAX MATTERS

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes. The Fund may pay withholding or other taxes to foreign governments during the year, however, and these taxes will reduce the Fund's dividends.

Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from the Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of distributions from net investment income may be eligible for the dividends-received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of the Fund have been held. Such capital gains may be taxable to shareholders that are individuals, estates, or trusts at maximum rates of 20%, 25%, or 28% depending upon the source of the gains.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares just before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Early each year, the Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year. Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Of course, any fees charged by a shareholder's Service Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Fund.

GENERAL INFORMATION

ORGANIZATION: The Fund is a series of CitiFunds Fixed Income Trust, a Massachusetts business trust that was organized on June 23, 1986. The Trust is also an open-end management investment company registered under the 1940 Act. Prior to March 2, 1998, the Fund was called Landmark Intermediate Income Fund and CitiFunds Fixed Income Trust was called Landmark Fixed Income Funds.

The Fund is a diversified mutual fund. Under the 1940 Act, a diversified mutual fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the mutual fund and not more than 10% of the voting securities of the issuer.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

The Fund is permitted to invest all or a portion of its assets in one or more investment companies.

INVESTMENT STRUCTURE: The Fund currently invests directly in securities. However, in the future, the Fund may invest in securities indirectly through one or more investment companies, to the extent permitted by applicable law. Shareholder approval is not needed to change the Fund's investment structure.

VOTING AND OTHER RIGHTS: CitiFunds Fixed Income Trust may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of CitiFunds Fixed Income Trust have equal voting rights except that, in matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

At any meeting of shareholders of the Fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

As a Massachusetts business trust, CitiFunds Fixed Income Trust is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in the Fund's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund.

CERTIFICATES: The Fund's Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

RETIREMENT PLANS: Investors may be able to establish new accounts in the Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agents and tax and retirement advisers.

EXPENSES: In addition to amounts payable under its Management Agreement and Service Plan, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Distributor, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums.

For the fiscal year ended December 31, 1997, the total expenses for the Fund were 0.92% of the average daily net assets for that fiscal year.

All fee waivers and reimbursements are voluntary and may be reduced or terminated at any time.

COUNSEL AND INDEPENDENT AUDITORS: Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, is counsel for the Fund. Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110, are the independent auditors for the Fund.

--------------------------------------------------------------------------------

The Statement of Additional Information dated the date hereof contains more detailed information about the Fund, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers and investment manager, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information and (vi) the determination of net asset value.

No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

APPENDIX

PERMITTED INVESTMENTS AND
INVESTMENT PRACTICES

Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate additional income, the Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by the Fund would not exceed 30% of the Fund's total assets.

In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or reverse repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

Rule 144A Securities. The Fund may purchase restricted securities that are not registered for sale to the general public. If the Manager determines that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Private Placements and Illiquid Investments. The Fund may invest up to 15% of its net assets (taken at market value) in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

"When-Issued" Securities. In order to ensure the availability of suitable securities, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

Currency Exchange Contracts. Forward currency exchange contracts may be entered into for the Fund for the purchase or sale of non-U.S. currency for hedging purposes against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of non-U.S. issuers that have been purchased or sold (but not settled) for the Fund. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

Futures Contracts and Options on Futures Contracts. The Fund may use financial futures in order to protect itself from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security or an index of securities. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are commonly referred to as "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. The futures contracts that may be purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade.

When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Fund's initial margin deposit. The Fund does not currently intend to enter into a futures contract if, as a result, the initial margin deposits on all of the Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, the Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of its total assets other than its futures contracts and to segregate sufficient assets to meet its obligations under outstanding futures contracts.

The ability of the Fund to utilize futures contracts successfully will depend on the Manager's ability to predict interest rate movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Manager's view as to interest rate movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in the Fund's related portfolio position. Also, although the Fund will purchase only standardized futures traded on regulated exchanges, the futures markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position.

The use of futures contracts potentially exposes the Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of the Fund and may affect in other ways the amount, timing and character of the Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Statement of Additional Information.

The use of futures by the Fund and some of their risks are described more fully in the Statement of Additional Information.

Short Sales "Against the Box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline. Not more than 40% of the Fund's total assets would be involved in short sales "against the box."

CFP/IIP 398             [recycle logo] Printed on recycled paper

                                           497(c) File Nos. 33-6540 and 811-5033

Prospectus  March 2, 1998

CitiFunds(SM) Short-Term U.S. Government
Income Portfolio

This Prospectus describes CitiFunds SM Short-Term U.S. Government Income Portfolio, a diversified mutual fund in the CitiFunds Family of Funds. Citibank, N.A. is the investment adviser.

Unlike other mutual funds which directly acquire and manage their own portfolios of securities, the Fund seeks its investment objectives by investing all of its investable assets in a portfolio with the same investment objectives and policies. See "Special Information Concerning Investment Structure" on page 10.

This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. A Statement of Additional Information dated the date of this Prospectus (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Fund may be made, by contacting the investor's Shareholder Servicing Agent or by calling 1-800-625-4554. The Statement of Additional Information and other related materials are available on the SEC's Internet web site (http://www.sec.gov).

------------------------------------------------------------------------------
REMEMBER THAT SHARES OF THE FUNDS:

    o  ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY;

    o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES;

    o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

Prospectus Summary                                                           3
 ..............................................................................
Expense Summary                                                              5
 ..............................................................................
Condensed Financial Information                                              6
 ..............................................................................
Investment Information                                                       8
 ..............................................................................
Risk Considerations                                                         10
 ..............................................................................
Valuation of Shares                                                         11
 ..............................................................................
Purchases                                                                   11
 ..............................................................................
Exchanges                                                                   12
 ..............................................................................
Redemptions                                                                 12
 ..............................................................................
Dividends and Distributions                                                 13
 ..............................................................................
Management                                                                  14
 ..............................................................................
Tax Matters                                                                 17
 ..............................................................................
Performance Information                                                     18
 ..............................................................................
General Information                                                         19
 ..............................................................................
Appendix -- Permitted Investments and Investment Practices                  21
 ..............................................................................

PROSPECTUS SUMMARY

See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUND: This Prospectus describes CitiFunds Short-Term U.S. Government Income Portfolio. The Fund is a diversified mutual fund.

INVESTMENT OBJECTIVES AND POLICIES: The Fund's investment objectives are to generate current income and preserve the value of its shareholders' investment. Through Government Income Portfolio, the Fund invests in debt securities backed by the full faith and credit of the U.S. Government with a dollar weighted average maturity that is generally three years or less. Because the Fund invests through the Portfolio, all references in this Prospectus to the Fund include the Portfolio, except as otherwise noted.

INVESTMENT ADVISER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Adviser"), a wholly-owned subsidiary of Citicorp, is the investment adviser. Citibank and its affiliates manage more than $88 billion in assets worldwide. CFBDS, Inc. ("CFBDS" or the "Distributor") is the distributor of shares of the Fund. See "Management."

PURCHASES AND REDEMPTIONS: Customers of Shareholder Servicing Agents may purchase and redeem shares of the Fund on any day the New York Stock Exchange is open for trading. See "Purchases" and "Redemptions."

PRICING: Shares of the Fund are purchased and redeemed at net asset value, without a sales load or redemption fees. Shares are subject to a distribution fee at the annual rate of 0.20% of the average daily net assets of the Fund. See "Purchases" and "Management -- Distribution Arrangements."

EXCHANGES: Shares may be exchanged for shares of the CitiSelect(R) Portfolios and certain other CitiFunds. See "Exchanges."

DIVIDENDS: Dividends, if any, are declared and paid monthly. Net capital gains, if any, are distributed at least annually. See "Dividends and Distributions."

REINVESTMENT: All dividends and capital gains distributions may be received either in cash or in Fund shares at net asset value, subject to the policies of a shareholder's Shareholder Servicing Agent. See "Dividends and Distributions."

WHO SHOULD INVEST: The Fund is designed for investors seeking a higher level of current income than is generally available from money market funds, but who do not want the price fluctuations that are inherent in longer-term securities. Investors should still be willing to accept fluctuation in the price of shares of the Fund.

RISK FACTORS: There can be no assurance that the Fund will achieve its investment objectives, and the Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. As a result, an investor's shares may be worth more or less at redemption than at the time of purchase.

The value of fixed income securities backed by the U.S. Government generally goes down when interest rates go up, and vice versa. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities. Securities that are backed by the full faith and credit of the U.S. Government are generally thought to have minimal credit risk.

Certain investment techniques, such as repurchase agreements, forward delivery contracts and loans of securities, also may entail special risks. Investors should read "Risk Considerations" for more information about risk factors.

EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses for shares of the Fund and for the Portfolio. For more information on costs and expenses, see "Management" -- page 14 and "General Information -- Expenses" -- page 20.*

                                                                    CITIFUNDS
                                                                   SHORT-TERM
                                                              U.S. GOVERNMENT
                                                             INCOME PORTFOLIO
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                                         None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
Management Fees (after fee waivers)(1)                                  0.12%
12b-1 Fees (after fee waivers)(1)(2)                                    0.05%
Other Expenses
  Administrative Services Fees (after fee waivers)(1)                   0.05%
  Shareholder Servicing Agent Fees                                      0.25%
  Other Operating Expenses                                              0.33%
-------------------------------------------------------------------------------
Total Fund Operating Expenses (after fee waivers and
   reimbursements)(1)                                                   0.80%
-------------------------------------------------------------------------------
* This table is intended to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers and reimbursements. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at these levels.
(1) Absent fee waivers and reimbursements, management fees, 12b-1 fees, administrative services fees and total fund operating expenses would be 0.35%, 0.20%, 0.30% and 1.43% respectively.
(2) 12b-1 distribution fees are asset-based sales charges. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period indicated below:

                                          ONE      THREE      FIVE       TEN
                                         YEAR      YEARS     YEARS     YEARS
------------------------------------------------------------------------------
CITIFUNDS SHORT-TERM U.S. GOVERNMENT
  INCOME PORTFOLIO                         $8        $26       $44       $99
------------------------------------------------------------------------------

The Example assumes that all dividends are reinvested and reflects certain voluntary fee waivers. Expenses are based on the fiscal year ended December 31, 1997. If fee waivers were not made, the amounts in the example would be $15, $45, $78 and $171. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of the Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

The following table provides condensed financial information about CitiFunds Short-Term U.S. Government Income Portfolio (formerly Landmark U.S. Government Income Fund) for the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Fund's Annual Report to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes for the year ended December 31, 1997, as well as the table below, have been audited by Price Waterhouse LLP, independent accountants. The report of Price Waterhouse LLP is included in the Fund's Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Shareholder Servicing Agent or by calling 1-800-625-4554.

CITIFUNDS SHORT-TERM U.S. GOVERNMENT INCOME PORTFOLIO -- FINANCIAL HIGHLIGHTS

                                              ENDED DECEMBER 31,
                               1997         1996         1995           1994
-------------------------------------------------------------------------------
Net Asset Value, beginning
 of period                    $  9.55      $  9.78      $  9.28      $  9.91
-------------------------------------------------------------------------------
Income from Operations:
  Net investment income         0.504        0.516        0.543        0.466
  Net realized and
   unrealized gain (loss)
   on investments               0.064       (0.232)       0.500       (0.635)
-------------------------------------------------------------------------------
    Total from operations       0.568        0.284        1.043       (0.169)
-------------------------------------------------------------------------------
Less Distributions From:
  Net investment income        (0.508)      (0.514)      (0.543)      (0.461)
  In excess of net
   investment income             --           --           --           --
-------------------------------------------------------------------------------
    Total from dividends       (0.508)      (0.514)      (0.543)      (0.461)
-------------------------------------------------------------------------------
Net Asset Value, end of
 period                       $  9.61      $  9.55      $  9.78      $  9.28
-------------------------------------------------------------------------------

                               FOUR MONTHS
                                     ENDED
                              DECEMBER 31,                        YEAR ENDED AUGUST 31,
                                   1993(A)      1993       1992       1991       1990       1989       1988
---------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning
 of period                          $10.01      $ 9.85    $  9.42    $  8.93    $  9.08    $  9.03    $  9.16
--------------------------------------------------------------------------------------------------------------
Income from Operations:
  Net investment income              0.183       0.448      0.591      0.710      0.653      0.770      0.763
  Net realized and
   unrealized gain (loss)
   on investments                   (0.138)      0.183      0.413      0.499     (0.148)     0.052     (0.114)
--------------------------------------------------------------------------------------------------------------
    Total from operations            0.045       0.631      1.004      1.209      0.505      0.822      0.649
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.145)     (0.464)    (0.574)    (0.719)    (0.655)    (0.772)    (0.779)
  In excess of net
   investment income                  --        (0.007)      --         --          --         --         --
--------------------------------------------------------------------------------------------------------------
    Total from dividends            (0.145)     (0.471)    (0.574)    (0.719)    (0.655)    (0.772)    (0.779)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, end of
 period                             $ 9.91      $10.01    $  9.85    $  9.42    $  8.93    $  9.08    $  9.03
--------------------------------------------------------------------------------------------------------------

                                              ENDED DECEMBER 31,
                               1997         1996         1995           1994
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)              $20,237      $26,744      $35,325      $52,933
Ratio of expenses to
 average net assets              0.80%(B)     0.80%(B)     0.80%(B)     0.80%(B)
Ratio of net investment
 income to average net
 assets                          5.20%        5.31%        5.38%        4.72%
Portfolio turnover (C)           --           --           --             22%
Total return                     6.11%        3.02%       11.48%       (1.72)%

Note: If certain agents of the Fund for the periods indicated and certain agents of Government Income Portfolio for periods after May 1, 1994 had not waived a portion of their fees and assumed Fund expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per
  share                       $0.442       $0.460       $0.499       $0.421
RATIOS:
Expenses to average net
  assets                        1.43%(B)     1.38%(B)     1.23%(B)     1.26%(B)
Net investment income to
 average net assets              4.57%        4.73%        4.95%        4.26%

                               FOUR MONTHS
                                     ENDED
                              DECEMBER 31,                        YEAR ENDED AUGUST 31,
                                   1993(A)      1993       1992       1991       1990       1989       1988
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)                   $79,306     $82,114    $56,159    $25,556    $21,521    $24,834    $31,733
Ratio of expenses to
 average net assets                   0.80%+      0.80%      0.51%      0.97%      1.88%      1.73%      1.29%
Ratio of net investment
 income to average net
 assets                               4.34%+      4.46%      6.03%      7.71%      7.19%      8.55%      8.31%
Portfolio turnover (C)                  26%        111%       161%        42%        14%       151%       283%
Total return                          0.45%**     6.59%     10.94%     14.04%      5.73%      9.66%      7.18%

Note: If certain agents of the Fund for the periods indicated and certain agents of Government Income Portfolio for periods after May 1, 1994 had not waived a portion of their fees and assumed Fund expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per
  share                            $ 0.164     $ 0.400    $ 0.503    $ 0.659    $ 0.648       *       $ 0.762
RATIOS:
Expenses to average net
  assets                              1.27%+      1.27%      1.41%      1.52%      1.94%      *          1.30%
Net investment income to
 average net assets                   3.88%+      3.98%      5.13%      7.16%      7.13%      *          8.30%

*    No waivers or assumption of expenses during the period.
**   Not annualized.
+    Annualized.
(A)  Effective September 1, 1993, the Fund changed its fiscal year end from August 31 to December 31.
(B)  Includes the Fund's share of Government Income Portfolio's allocated expenses for periods subsequent to May 1, 1994.
(C)  Represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rates for the fiscal years on or after December 31, 1995 are included under "Investment Information -- Certain Additional Investment Policies."

INVESTMENT INFORMATION

INVESTMENT OBJECTIVES: The investment objectives of the Fund are to generate current income and preserve the value of its shareholders' investment.

The investment objectives of the Fund may be changed by its Trustees without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT POLICIES: The Fund seeks its objectives by investing in debt securities that are backed, as to timely repayment of principal and interest, by the full faith and credit of the U.S. Government. The dollar weighted average maturity of securities held by the Fund is generally three years or less.

The Fund invests in both direct obligations of the U.S. Treasury and obligations issued or guaranteed by U.S. Government agencies, including mortgage-backed securities, that are backed by the full faith and credit of the U.S. Government as to the timely payment of principal and interest. Up to 80% of the Fund's assets may be invested in direct pass-through certificates guaranteed by the Government National Mortgage Association ("GNMA"). See "U.S. Government Securities" and "Asset-Backed Securities."

The Fund is designed to provide a higher level of current income than is generally available from money market funds. The Fund invests in securities with prices that tend to vary more than the prices of money market instruments but less than the prices of intermediate and long-term bonds.

U.S. GOVERNMENT SECURITIES: The Fund invests in U.S. Government securities, including (1) U.S. Treasury obligations, such as Treasury bills, notes and bonds, which are backed by the full faith and credit of the United States; and
(2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities that are backed by the full faith and credit of the U.S. Government.

ASSET-BACKED SECURITIES: The Fund may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, including direct pass-through certificates of GNMA. Mortgage-backed securities are generally backed or collateralized by a pool of mortgages. These securities are sometimes called collateralized mortgage obligations or CMOs.

Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment, because the underlying mortgages are refinanced to take advantage of the lower rates. Thus the prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

Determinations of average maturity of asset-backed securities take into account expectations of prepayments, which may change in different interest rate environments. The Fund will not consider it a violation of policy if its average maturity deviates from its normal range as a result of actual or expected changes in prepayments.

CERTAIN ADDITIONAL INVESTMENT POLICIES:
Temporary Investments. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Other Permitted Investments. For more information regarding the Fund's permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 21. The Fund will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserves the right to do so.

Investment Restrictions. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Fund, including a limitation that the Fund may borrow money from banks in an amount not to exceed 1/3 of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Except as otherwise indicated, the Fund's investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Fund's securities will not be a violation of policy.

Portfolio Turnover. Securities of the Fund will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. For the fiscal years ended December 31, 1995, 1996 and 1997, the turnover rates for the Fund were 284%, 100% and 126%, respectively. The amount of transaction costs and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.

Brokerage Transactions. The primary consideration in placing the Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

RISK CONSIDERATIONS

The risks of investing in the Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

Changes in Net Asset Value. The Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase.

Interest Rate Risk. The value of fixed income securities backed by the U.S. Government generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Investment Practices. Certain of the investment practices employed for the Fund may entail certain risks. These risks are in addition to risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 21.

Special Information Concerning Investment Structure. The Fund does not invest directly in securities. Instead, the Fund invests all of its investable assets in the Portfolio, which is a mutual fund having the same investment objectives and policies as the Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with these objectives and policies. Of course, there can be no assurance that the Fund or the Portfolio will achieve its objectives. The Trustees of the Fund believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio. The Fund may withdraw its investment in the Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If the Fund were to withdraw its investment in the Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another mutual fund or pooled investment vehicle having the same investment objectives and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

The Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.

Certain investment restrictions of the Portfolio cannot be changed without approval by the investors in the Portfolio. These policies are described in the Statement of Additional Information. When the Fund is asked to vote on matters concerning the Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will hold a shareholder meeting and vote in accordance with shareholder instructions. Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

The Portfolio may sell interests to investors in addition to the Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment returns for all investors in funds investing in the Portfolio may not be the same. The differences in returns are also present in other mutual fund structures.

Information about other holders of interests in the Portfolio is available from the Fund's distributor, CFBDS (6 St. James Avenue, Boston, MA 02116,
(617) 423-1679).

VALUATION OF SHARES

Net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of the Fund (including its interest in the Portfolio), then subtracting the Fund's liabilities, and then dividing the result by the number of the Fund's outstanding shares. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.

Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value.

PURCHASES

Shares of the Fund are offered continuously and may be purchased on any Business Day at the public offering price. The public offering price is the net asset value next determined after an order is transmitted to and accepted by the Distributor. The Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

Shares may be purchased either through a securities broker which has a sales agreement with the Distributor or through a bank or other financial institution which has an agency agreement with the Distributor. Such a bank or financial institution will receive transaction fees that are equal to the commissions paid to securities brokers. Shares of the Fund are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state- chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement concerning the Fund). A securities broker may receive both commissions and shareholder servicing fees. Each Shareholder Servicing Agent is required to promptly forward orders for Fund shares to the Distributor.

Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which will be the shareholder of record of the Fund. Each Shareholder Servicing Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent.

Shareholder Servicing Agents will not transmit purchase orders to the Distributor unless they are in proper form.

EXCHANGES

Shares may be exchanged for shares of the CitiSelect Portfolios and certain other CitiFunds that are made available by a shareholder's Shareholder Servicing Agent, or may be acquired through an exchange of shares of those funds.

Shareholders must place exchange orders through their Shareholder Servicing Agents, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received and accepted by the Distributor. See "Valuation of Shares."

This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by Securities and Exchange Commission rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. Before making any exchange, shareholders should contact their Shareholder Servicing Agents to obtain more information and prospectuses of the funds to be acquired through the exchange.

An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

REDEMPTIONS

Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by a shareholder's Shareholder Servicing Agent. Shareholders may redeem shares of the Fund only by authorizing their Shareholder Servicing Agents to redeem such shares on their behalf through the Distributor.

A redemption is treated as a sale of the shares redeemed and could result in a taxable gain or loss to the shareholder making the redemption.

Redemptions by Mail. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by a shareholder's Shareholder Servicing Agent) to their Shareholder Servicing Agents. Shareholders are responsible for ensuring that a request for redemption is in proper form.

Redemptions by Telephone. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Shareholder Servicing Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

Payment of Redemptions. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Redemption Information" in the Statement of Additional Information regarding the Fund's right to pay the redemption price in kind with securities (instead of cash).

Questions about redemption requirements should be referred to the shareholder's Shareholder Servicing Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net income from dividends and interest is paid to its shareholders of record as a dividend on a monthly basis on or around the last day of each month.

The Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. The Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares issued at net asset value.

MANAGEMENT

TRUSTEES AND OFFICERS: The Fund is supervised by a Board of Trustees. The Portfolio is also supervised by a Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Adviser. In addition, a majority of the disinterested Trustees of the Fund are different from a majority of the disinterested Trustees of the Portfolio. More information on the Trustees and officers of the Fund and the Portfolio appears under "Management" in the Statement of Additional Information.

INVESTMENT ADVISER: CITIBANK. The Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $88 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank's address is 153 East 53rd Street, New York, New York 10043.

Citibank manages the Fund's assets pursuant to an Investment Advisory Agreement. Subject to policies set by the Trustees, Citibank makes investment decisions for the Fund.

Denise Guetta, a Vice President of Citibank, has served as manager of the Fund since April 1997. Ms. Guetta is a Senior Portfolio Manager responsible for managing institutional liquidity and short-duration portfolios. Ms. Guetta has over ten years investment experience. Prior to joining Citibank in 1996, she was a portfolio manager at Fischer Francis Trees and Watts, Inc. managing leveraged risk positions in the U.S. Treasury and Canadian markets. She began her career as an account executive at Drexel Burnham Lambert, Inc. managing fixed income and equity portfolios.

Management's discussion of performance of the Fund is included in the Fund's Annual Report to Shareholders, which investors may obtain without charge by contacting their Shareholder Servicing Agents.

Advisory Fees. For its services under the Investment Advisory Agreement, the Adviser receives an investment advisory fee, which is accrued daily and paid monthly, of 0.35% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. The Adviser has voluntarily agreed to waive a portion of its investment advisory fee from the Fund.

For the fiscal year ended December 31, 1997, the investment advisory fee paid to Citibank for the Fund, after waivers, was 0.12% of the Fund's average daily net assets for that fiscal year.

Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Investment Advisory Agreement and the activities performed by it or its affiliates as Shareholder Servicing Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Adviser, sub-administrator or a Shareholder Servicing Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

ADMINISTRATIVE SERVICES PLANS: The Fund and the Portfolio have Administrative Services Plans which provide that the Fund and the Portfolio may obtain the services of an administrator, a transfer agent, a custodian, and, in the case of the Fund, one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Fund's Administrative Services Plan, the total of the fees paid to the Fund's Administrator and Shareholder Servicing Agents may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Any distribution fees (other than any fee concerning electronic or other media advertising) payable under the Distribution Plan for shares are included in this expense limitation. Within this overall limitation, individual fees may vary. Under the Portfolio's Administrative Services Plan, fees paid to the Portfolio's Administrator may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. See "Administrators," "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant."

ADMINISTRATORS: CFBDS and Signature Financial Group (Cayman) Ltd. ("SFG") provide certain administrative services to the Fund and the Portfolio under administrative services agreements. These administrative services include providing general office facilities, supervising the overall administration of the Fund and the Portfolio, and providing persons satisfactory to the Boards of Trustees to serve as Trustees and officers of the Fund and Portfolio. These Trustees and officers may be directors, officers or employees of CFBDS, SFG or their affiliates.

For these services, the Administrators receive fees accrued daily and paid monthly of 0.25% of the average daily net assets of the Fund, and 0.05% of the average daily net assets of the Portfolio, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. However, each of the Administrators has voluntarily agreed to waive a portion of the fees payable to it. See "General Information -- Expenses."

CFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc.

SUB-ADMINISTRATOR: Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Fund and Portfolio as from time to time are agreed upon by Citibank and CFBDS or SFG. Citibank's compensation as sub-administrator is paid by CFBDS or SFG.

SHAREHOLDER SERVICING AGENTS: The Fund has entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.

Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees. State Street also provides fund accounting services and calculates the daily net asset value for the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

DISTRIBUTION ARRANGEMENTS: CFBDS, 6 St. James Avenue, Boston, Massachusetts 02116 (telephone (617) 423-1679), is the Distributor of the Fund's shares and also serves as a Shareholder Servicing Agent for certain investors. CFBDS receives distribution fees from the Fund pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. In those states where CFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer.

The Fund's Distribution Plan provides that the Fund may pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.15% of the average daily net assets of the Fund. The Plan also permits the Fund to pay the Distributor an additional fee not to exceed 0.05% of the average daily net assets of the Fund in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of shares. The Fund did not pay anything under this provision during 1997 and does not anticipate doing so during the current fiscal year.

The Distributor uses the distribution fees under the Plan to offset the Fund's marketing costs, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors. In addition, the Distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses. The Fund and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Plan and the purposes for which the expenditures were made.

During the period they are in effect, the Plan and related Distribution Agreement obligate the Fund to pay distribution fees to CFBDS as compensation for its distribution activities, not as reimbursement for specific expenses incurred. Thus, even if CFBDS's expenses exceed its distribution fees for the Fund, the Fund will not be obligated to pay more than those fees and, if CFBDS's expenses are less than such fees, it will retain its full fees and realize a profit. The Fund will pay the distribution fees to CFBDS until either the Plan or Distribution Agreement is terminated or not renewed. In that event, CFBDS's expenses in excess of distribution fees received or accrued through the termination date will be CFBDS's sole responsibility and not obligations of the Fund.

TAX MATTERS

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal and state income or federal excise taxes.

Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from the Fund's net investment income and short-term capital gains will be taxed as ordinary income. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of the Fund have been held. Such capital gains may be taxable to shareholders that are individuals, estates, or trusts at maximum rates of 20%, 25% or 28%, depending upon the source of the gains.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares just before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Early each year, the Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.

Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Of course, any fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Fund.

GENERAL INFORMATION

ORGANIZATION: The Fund is a series of CitiFunds Fixed Income Trust, a Massachusetts business trust that was organized on June 23, 1986. The Trust is also an open-end management investment company registered under the 1940 Act. Prior to March 2, 1998, the Fund was called Landmark U.S. Government Income Fund and CitiFunds Fixed Income Trust was called Landmark Fixed Income Funds.

The Fund is a diversified mutual fund. Under the 1940 Act, a diversified mutual fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the mutual fund and not more than 10% of the voting securities of the issuer.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

The Portfolio is a series of The Premium Portfolios, a trust organized under the laws of the State of New York. The Declaration of Trust of The Premium Portfolios provides that the Fund and the other entities investing in the Portfolio are each liable for all obligations of the Portfolio. It is not expected that the liabilities of the Portfolio would ever exceed its assets.

VOTING AND OTHER RIGHTS: CitiFunds Fixed Income Trust may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of CitiFunds Fixed Income Trust have equal voting rights except that, in matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

At any meeting of shareholders of the Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.

As a Massachusetts business trust, CitiFunds Fixed Income Trust is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in the Fund's or the Portfolio's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund.

CERTIFICATES: The Fund's Transfer Agent maintains a share register for shareholders of record, i.e., Shareholder Servicing Agents. Share certificates are not issued.

RETIREMENT PLANS: Investors may be able to establish new accounts in the Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Shareholder Servicing Agents and tax and retirement advisers.

EXPENSES: In addition to amounts payable as described above under the Advisory Agreement, the Administrative Services Plans and the Distribution Plan, the Fund and the Portfolio are responsible for their own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the Adviser, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums. All fee waivers are voluntary and may be reduced or terminated at any time.

For the fiscal year ended December 31, 1997, the total expenses for the Fund were 0.80% of the average daily net assets.

COUNSEL AND INDEPENDENT AUDITORS: Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, is counsel for the Fund. Price Waterhouse LLP, located at 160 Federal Street, Boston, MA 02110, serves as independent accoun-tant for the Fund.

--------------------------------------------------------------------------------

The Statement of Additional Information dated the date hereof contains more detailed information about the Fund and the Portfolio, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers, Adviser and Administrators, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information, and (vi) the determination of net asset value.

No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

APPENDIX

PERMITTED INVESTMENTS AND
INVESTMENT PRACTICES

Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. The Fund will only enter into repurchase agreements that cover securities that are backed by the full faith and credit of the U.S. Government. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate additional income, the Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by the Fund would not exceed 30% of the Fund's total assets.

In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or reverse repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

Rule 144A Securities. The Fund may purchase restricted securities that are not registered for sale to the general public. If the Adviser determines that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Private Placements and Illiquid Investments. The Fund may invest up to 15% of its net assets (taken at market value) in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

"When-Issued" Securities. In order to ensure the availability of suitable securities, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

Futures Contracts and Options on Futures Contracts. The Fund may use financial futures in order to protect the Fund from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security or an index of securities. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are considered to be "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. The futures contracts that may be purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade.

When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Fund's initial margin deposit. The Fund currently does not intend to enter into a futures contract if, as a result, the initial margin deposits on all of the Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, the Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the Fund's total assets other than its futures contracts and to segregate sufficient assets to meet its obligations under outstanding futures contracts.

The ability of the Fund to utilize futures contracts successfully will depend on the Adviser's ability to predict interest rate movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Adviser's view as to interest rate movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in the Fund's related portfolio position. Also, although the Fund will purchase only standardized futures traded on regulated exchanges, the futures markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position.

The use of futures contracts potentially exposes the Fund to the effects of "leveraging", which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of the Fund and may affect in other ways the amount, timing and character of the Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Statement of Additional Information.

The use of futures by the Fund and some of their risks are described more fully in the Statement of Additional Information.

Short Sales "Against the Box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline. Not more than 40% of the Fund's total assets would be involved in short sales "against the box."

CFP/STGIP 398           [recycle logo] Printed on recycled paper

                                           497(c) File Nos. 33-6540 and 811-5033

                                                                  Statement of
                                                        Additional Information
                                                                 March 2, 1998
CITIFUNDS(SM) INTERMEDIATE INCOME PORTFOLIO

    CitiFunds(SM) Intermediate Income Portfolio (the "Fund") is a series of CitiFunds Fixed Income Trust (the "Trust"). The address and telephone number of the Trust are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
 1. The Trust ............................................................   2
 2. Investment Objectives and Policies ...................................   2
 3. Description of Permitted Investments and Investment Practices ........   2
 4. Investment Restrictions ..............................................  10
 5. Performance Information ..............................................  12
 6. Determination of Net Asset Value; Valuation of Securities;
        Additional Redemption Information ................................. 12
 7. Management ............................................................ 13
 8. Portfolio Transactions ...............................................  17
 9. Description of Shares, Voting Rights and Liabilities .................  18
10. Certain Additional Tax Matters .......................................  19
11. Independent Accountants and Financial Statements .....................  21
Appendix .................................................................  22

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated March 2, 1998, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by calling
1-800-625-4554.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    CitiFunds Fixed Income Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 23, 1986. The Trust was called Landmark U.S. Government Income Fund until its name was changed to Landmark Fixed Income Funds effective June 11, 1992. Effective March 2, 1998, the Trust's name was changed to CitiFunds Fixed Income Trust. This Statement of Additional Information describes CitiFunds Intermediate Income Portfolio (the "Fund"), a series of the Trust. Prior to March 2, 1998, the Fund was called Landmark Intermediate Income Fund. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated March 2, 1998, of the Fund.

    Citibank, N.A. ("Citibank" or the "Manager") is investment adviser to the Fund and also provides certain administrative services to the Trust. Citibank manages the investments of the Fund from day to day in accordance with the Fund's investment objectives and policies. The selection of investments for the Fund and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by CFBDS, Inc. the Fund's distributor ("CFBDS" or the "Distributor"). Shares of the Fund are sold at net asset value. CFBDS may receive distribution fees from the Fund pursuant to a Service Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

                    2.  INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives of the Fund are to generate a high level of current income and preserve the value of its shareholders' investment.

    The investment objectives of the Fund may be changed without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objectives.

      3.  DESCRIPTION OF PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

    The Prospectus contains a discussion of the various types of securities in which the Fund may invest and the risks involved in such investments. The following supplements the information contained in the Prospectus concerning the investment objectives, policies and techniques of the Fund.

U.S. GOVERNMENT SECURITIES

    The Fund may invest in debt obligations that are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government.

    The debt obligations in which assets of the Fund are invested include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities.

    When and if available, U.S. Government obligations may be purchased at a discount from face value. However, it is not intended that such securities will be held to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

    Although U.S. Government obligations which are purchased for the Fund may be backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government, shares of the Fund are neither insured nor guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

REPURCHASE AGREEMENTS

    The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund are fully collateralized, with such collateral being marked to market daily.

FUTURES CONTRACTS

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when the Fund purchases or sells a futures contracts. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

    The Fund may purchase or sell futures contracts to attempt to protect itself from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, the Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if the Fund sells a futures contract to protect against losses in the debt securities held by the Fund), at the same time the futures contracts limit any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of the Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where the Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy and sell.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contracts was originally entered into. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Manager's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if the Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on the Fund's strategies involving futures.

    CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.

    The Fund will comply with this CFTC requirement, and the Fund currently intends to adhere to the additional policies described below. First, an amount of cash or cash equivalents will be maintained by the Fund in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that the Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by the Fund not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.

WHEN-ISSUED SECURITIES

    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund would take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash, cash equivalents or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Manager determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

SECURITIES OF NON-U.S. ISSUERS

    The Fund may invest in securities of non-U.S. issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    It is the Trust's policy to invest not more than 5% of the Fund's assets in closed-end investment companies which primarily hold foreign securities. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. The Trust may invest a portion of the Fund's assets in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

    The Trust's policy is not to invest more than 50% of the Fund's assets in the securities of foreign issuers. It is the intention of the Trust to limit the Fund's investments in non-U.S. obligations to securities rated A or better and securities which, in the opinion of the Manager, are of comparable quality to such rated securities.

CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies. The Fund may also enter into currency hedging transactions in an attempt to protect the value of its assets as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund's assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert the Fund's holdings of non-U.S. currencies into U.S. dollars on a daily basis.) It is not intended that the Fund speculate in currency exchange rates or forward contracts.

    The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of its respective securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. The Fund does not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts obligates the Fund to deliver an amount of non-U.S. currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

    The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    It is impossible to forecast with precision the market value of the Fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

    The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of non-U.S. currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in non-U.S. currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

    The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objectives. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a non-U.S. security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a non-U.S. security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash, short-term money market instruments or high quality debt securities in an account with the custodian in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    The Fund's dealings in non-U.S. currency contracts are limited to the transactions described above. Of course, the Fund is not required to enter into such transactions and does not do so unless deemed appropriate by the Manager. It should also be realized that these methods of protecting the value of the Fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    The Fund has established procedures consistent with policies of the SEC concerning forward contracts. Since those policies currently recommend that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund is expected always to have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk.

SHORT SALES "AGAINST THE BOX"

    In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    The Manager does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The Manager does not currently intend to engage in such sales.

CORPORATE ASSET-BACKED SECURITIES

    As described in the Prospectus, certain of the Fund's assets may be invested in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, including but not limited to credit card and automobile loan receivables, representing the obligations of a number of different parties.

    Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the assets backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities, weighted average life and may lower their return.

    Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. No additional or separate fees will be paid for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. It is intended that no more than 5% of the Fund's total assets would be invested in corporate asset-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS

    As described in the Prospectus, a portion of the Fund's assets may be invested in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to call a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing, and when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Fund could suffer a loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the Manager determines to make loans, it is not intended that the value of the securities loaned by the Fund would exceed 30% of the value of its total assets.

RULE 144A SECURITIES

    The Fund may purchase securities that are not registered ("Rule 144A securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless the Trustees of the Trust determine, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of Rule 144A securities. The Trustees, however, retain oversight and are ultimately responsible for the determinations.

    Since it is not possible to predict with assurance exactly how the market for Rule 144A securities will develop, the Trustees will carefully monitor the Fund's investments in Rule 144A securities, focusing on such factors, among others, as valuation, liquidity and availability of information. The liquidity of investments in Rule 144A securities could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

                         4.  INVESTMENT RESTRICTIONS

    The Trust, on behalf of the Fund has adopted the following policies which may not be changed with respect to the Fund without approval by holders of a majority of the outstanding voting securities of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The Fund may not:

        (1) Borrow money except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed; or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value. It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

        (2) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

        (3) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

        (5) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (6) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that, for purposes of this restriction, the issuer of any option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (7) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

        (8) Issue any senior security (as that term is defined in the 1940
    Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

    As an operating policy, the Fund will not invest more than 15% of its net assets in securities for which there is no readily available market. This policy is not fundamental and may be changed wthout shareholder approval.

    If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for the Fund is not considered a violation of policy.

                         5.  PERFORMANCE INFORMATION

    A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and
(z) subtracting 1 from the result.

    Any current yield quotation for the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    Any tax equivalent yield quotation of the Fund is calculated as follows:
If the entire current yield quotation for such period is state tax-exempt, the tax equivalent yield would be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not state tax-exempt, the tax equivalent yield would be the sum of (a) that portion of the yield which is state tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not state tax-exempt.

    Set forth below is total rate of return information for the shares of the Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested.

                                                                                                               REDEEMABLE VALUE
                                                                                            ANNUALIZED        OF A HYPOTHETICAL
                                                                                               TOTAL          $1,000 INVESTMENT
CITIFUNDS INTERMEDIATE INCOME PORTFOLIO                                                   RATE OF RETURN   AT THE END OF THE PERIOD

June 25, 1993 (commencement of operations) to December 31, 1997                                5.64%                $1,281
One year ended December 31, 1997                                                               8.87%                $1,089

    The annualized yield of shares of the Fund for the 30-day period ended December 31, 1997 was 5.24%.

    Comparative performance information may be used from time to time in advertising shares of the Fund, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past economic or financial conditions, developments and events. The Fund's advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including non-U.S. investments.

        6.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES;
                      ADDITIONAL REDEMPTION INFORMATION

    The net asset value per share of the Fund is determined each day during which the New York Stock Exchange is open for trading ("Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of the Fund, then subtracting the liabilities of the Fund, and then dividing the result by the number of outstanding shares of the Fund. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

    Bonds and other fixed income securities (other than short-term obligations) held for the Fund are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

    Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

    Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a holder of shares received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                7.  MANAGEMENT

    The Trustees and officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts.

TRUSTEES OF THE TRUST

PHILIP W. COOLIDGE*; 46 -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

RILEY C. GILLEY; 71 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 57 -- Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September 1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, The Highland Family of Funds (since March 1997). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 46 -- President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July
1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR.; 62 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

E. KIRBY WARREN; 63 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 77 -- Vice President-Investments, Sun Company, Inc. (retired, April 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

OFFICERS OF THE TRUST

PHILIP W. COOLIDGE*; 46 -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE A. DRAPEAU*; 27 -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

TAMIE EBANKS-CUNNINGHAM*; 25 -- Assistant Secretary of the Trust; Office Manager, Signature Financial Group (Cayman) Ltd. (since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

JOHN R. ELDER*; 49 -- Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since April, 1995); Treasurer, CFBDS (since April
1995); Treasurer of the Phoenix Family of Mutual Funds, Phoenix Home Life Mutual Insurance Company (1983 to March 1995).

LINDA T. GIBSON*; 32 -- Secretary of the Trust; Vice President, Signature Financial Group, Inc. (since May 1992); Assistant Secretary, CFBDS (since October 1992).

JOAN R. GULINELLO*; 42 -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since October 1993); Secretary, CFBDS (since October 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October 1993).

JAMES E. HOOLAHAN*; 51 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI*; 33 -- Vice President, Assistant Treasurer and Assistant Secretary of the Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since August 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994). Her address is Suite 193, 12 Church St., Hamilton HM 11, Bermuda.

MOLLY S. MUGLER*; 46 -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

CLAIR TOMALIN*; 29 -- Assistant Secretary of the Trust; Office Manager, Signature Financial Group (Europe) Limited (since 1993). Her address is 117 Charterhouse Street, London ECIM 6AA.

SHARON M. WHITSON*; 49 -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER*; 38 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.

    The Trustees and officers of the Trust also hold comparable positions with certain other funds for which CFBDS, Signature Financial Group, Inc., or their affiliates serve as the distributor or administrator.

    The following table shows Trustee compensation for the periods indicated.

                          TRUSTEE COMPENSATION TABLE

                                                  AGGREGATE          TOTAL
                                                COMPENSATION      COMPENSATION
                                                  FROM THE       FROM TRUST AND
TRUSTEE                                           FUND (1)        COMPLEX (2)
-------                                           --------        -----------
H. B. Alvord (3) ...........................       $1,170           $32,000
Philip W. Coolidge .........................       $    0           $     0
Riley C. Gilley ............................       $2,306           $50,000
Diana R. Harrington ........................       $2,408           $57,000
Susan B. Kerley ............................       $2,422           $59,000
C. Oscar Morong, Jr. .......................       $2,492           $70,000
E. Kirby Warren ............................       $2,325           $50,000
William S. Woods, Jr. ......................       $2,408           $58,000
----------
(1) For the fiscal year ended December 31, 1997.
(2) Information relates to the fiscal year ended December 31, 1997. Messrs. Coolidge, Gilley, Morong, Warren and Woods, and Mses. Harrington and
    Kerley are Trustees of 55, 31, 28, 28, 30, 29, and 29 funds and portfolios, respectively, in the family of open-end registered investment companies advised or managed by Citibank.
(3) Mr. Alvord retired as a Trustee on May 31, 1997.

    As of February 1, 1998 all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. As of the same date, more than 95% of the outstanding shares of the Fund were held of record by Citibank or its affiliates, as Service Agents of the Fund for the accounts of their respective clients.

    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

MANAGER

    Citibank manages the assets of the Fund and provides certain administrative services to the Trust pursuant to a management agreement (the "Management Agreement"). Subject to such policies as the Board of Trustees of the Trust may determine, Citibank manages the securities of the Fund and makes investment decisions for the Fund. Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. The Management Agreement provides that Citibank may delegate the daily management of the securities of the Fund to one or more subadvisers. The Management Agreement will continue in effect until August 8, 1999 and thereafter as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    Citibank provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. Trustees, officers, and investors in the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and directors, officers and employees of Citibank are or may become similarly interested in the Trust.

    The Management Agreement provides that Citibank may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    The Prospectus contains a description of the fees payable to Citibank for services under the Management Agreement. Citibank may reimburse the Fund for or waive all or a portion of its management fees.

    For the fiscal years ended December 31, 1995, 1996 and 1997, the fees payable from the Fund to Citibank under a prior investment advisory agreement were $171,213 (of which $115,475 was voluntarily waived), $162,525 (of which $80,994 was voluntarily waived) and $137,525 (of which $82,010 was voluntarily waived), respectively.

    For the fiscal years ended December 31, 1995, 1996 and 1997, the fees payable from the Fund to CFBDS under a prior administrative services agreement were $97,836 (of which $38,337 was voluntarily waived), $116,090 (of which $72,966 was voluntarily waived) and $98,232 (of which $75,116 was voluntarily waived), respectively.

    Pursuant to a sub-administrative services agreement with Citibank, CFBDS performs such sub-administrative duties for the Trust as from time to time are agreed upon by Citibank and CFBDS. For performing such sub-administrative services, CFBDS receives compensation as from time to time is agreed upon by Citibank, not in excess of the amount paid to Citibank for its services under the Management Agreement with the Trust. All such compensation is paid by Citibank.

DISTRIBUTOR

    CFBDS, 6 St. James Avenue, Boston, MA 02116, serves as the Distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust for shares of the Fund (the "Distribution Agreement"). Unless otherwise terminated the Distribution Agreement will continue from year to year upon annual approval by the Trust's Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    Under a Service Plan for shares of the Fund (the "Service Plan") which has been adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. Such fees may be used to make payments to the Distributor for distribution services, to securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor and others in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The Fund and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to Service Plan and the purposes for which the expenditures were made.

    The Service Plan obligates the Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Service Plan for the Fund, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the Distributor, Service Agents and others until the Service Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or Service Agent's expenses in excess of fees received or accrued through the termination date will be the Distributor's or Service Agent's sole responsibility and not obligations of the Fund.

    From time to time the Distributor may make payments for distribution out of its past profits or any other sources available to it.

    The Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). The Service Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. The Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Service Plan may be terminated with respect to the Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Service Plan may not be amended to increase materially the amount of the Fund's permitted expenses thereunder without the approval of a majority of the outstanding securities of the Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plan for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plan, CFBDS acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, the fees payable to CFBDS under a prior distribution agreement with respect to the Fund were $24,459 (all of which was voluntarily waived), $69,654 (of which $67,679 was voluntarily waived) and $58,940 (all of which was voluntarily waived), respectively.

    The Distributor may enter into agreements with Service Agents and may pay compensation to such Service Agents for accounts for which the Service Agents are holders of record. Payments may be made to the Service Agents out of the distribution fees received by the Distributor and out of the Distributor's past profits or any other source available to it.

TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for the Fund. The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for the Fund. See "Transfer Agent, Custodian and Fund Accountant" in the Prospectus for additional information.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

    Deloitte & Touche LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of Deloitte & Touche LLP is 125 Summer Street, Boston, Massachusetts 02110.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the Fund.

                          8.  PORTFOLIO TRANSACTIONS

    The Trust trades securities for the Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objectives. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of Citibank and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of Citibank in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Citibank attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Fund and other clients of Citibank on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), Citibank normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to Citibank on the tender of a Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by Citibank. At present no other recapture arrangements are in effect.

    Under the Management Agreement, in connection with the selection of such brokers or dealers and the placing of such orders, Citibank is directed to seek for the Fund in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to Citibank or the Fund, subject to any applicable laws, rules and regulations.

    The management fee that the Fund pays to Citibank will not be reduced as a consequence of Citibank's receipt of brokerage and research services. While such services are not expected to reduce the expenses of Citibank, Citibank would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of Citibank's other clients. Investment decisions for the Fund and for Citibank's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by Citibank occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions.

           9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.")

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's (or the affected series') outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    Share certificates will not be issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of each Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                     10.  CERTAIN ADDITIONAL TAX MATTERS

    The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of the Fund's net investment income and net realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund, although foreign source income earned by the Fund may be subject to non-U.S. taxes and the Fund may be required to pay federal income taxes on certain distributions and realized capital gains from securities in "passive foreign investment companies." If the Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

    Shareholders of the Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations; however, a portion of the Fund's ordinary income dividends may be eligible for this deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Such capital gains may be taxable to shareholders that are individuals, estates, or trusts at maximum rates of 20%, 25%, or 28%, depending upon the source of the gains. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual shareholder will be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a redemption of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

    Any investments in zero coupon bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax, the Trust may be required to liquidate securities of the Fund that it might otherwise have continued to hold and thereby potentially cause the Fund to realize additional taxable gain or loss. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," may result in a federal tax to the extent the Fund has tax exempt entities as shareholders.

    The Fund's transactions in options, short sales "against the box," futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to holders of beneficial interests. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of securities held by the Fund and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. The Fund will limit its investment activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. The Fund's use of non-U.S. currencies for non-hedging purposes may be limited in order to avoid a tax on the Fund. Investment by the Fund in certain "passive foreign investment companies" may also be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. Investment income received by the Fund from non-U.S. securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many other countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income. The Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the respective assets to be invested within various countries is not known. The Fund generally does not expect to be able to pass through to shareholders foreign tax credits with respect to any foreign taxes imposed on non-U.S. investments.

    The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder.

    Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but not generally from capital gains realized upon the dispositions of such obligations) may be exempt from state and local taxes. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

            11.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

    The audited financial statements of the Fund (Portfolio of Investments at December 31, 1997, Statement of Assets and Liabilities at December 31, 1997, Statement of Operations for the year ended December 31, 1997, Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996, Financial Highlights for each of the years in the four-year period ended December 31, 1997 and for the period June 25, 1993 (commencement of operations) to December 31, 1993, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent accountants, on behalf of the Fund.

    A copy of the Annual Report to Shareholders of the Fund accompanies this Statement of Additional Information.

                                                                      APPENDIX

                         DESCRIPTION OF BOND RATINGS

    The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

                       MOODY'S INVESTORS SERVICE, INC.
                          FOUR HIGHEST BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       STANDARD & POOR'S RATINGS GROUP
                          FOUR HIGHEST BOND RATINGS

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                           497(c) File Nos. 33-6540 and 811-5033

                                                                  Statement of
                                                        Additional Information
                                                                 March 2, 1998
CITIFUNDS(SM) SHORT-TERM U.S. GOVERNMENT INCOME PORTFOLIO

    CITIFUNDS(SM) SHORT-TERM U.S. GOVERNMENT INCOME PORTFOLIO (the "Fund") is a series of CitiFunds Fixed Income Trust (the "Trust"). The address and telephone number of the Trust are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679. The Trust invests all of the investable assets of the Fund in the Government Income Portfolio (the "Portfolio"), which is a separate series of The Premium Portfolios (the "Portfolio Trust"). The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
TABLE OF CONTENTS                                                         PAGE
 1. The Trust .............................................................  2
 2. Investment Objectives and Policies ....................................  2
 3. Description of Permitted Investments and Investment Practices .........  2
 4. Investment Restrictions ...............................................  8
 5. Performance Information ............................................... 10
 6. Determination of Net Asset Value; Valuation of Securities;
      Additional Redemption Information ................................... 11
 7. Management ............................................................ 11
 8. Portfolio Transactions ................................................ 18
 9. Description of Shares, Voting Rights and Liabilities .................. 18
10. Certain Additional Tax Matters ........................................ 20
11. Independent Accountants and Financial Statements ...................... 21

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated March 2, 1998, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Fund's distributor, CFBDS, Inc., at 6 St. James Avenue, Boston, MA 02116, (617) 423-1679.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    CitiFunds Fixed Income Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 23, 1986. The Trust was called Landmark U.S. Government Income Fund until its name was changed to Landmark Fixed Income Funds effective June 11, 1992. Effective March 2, 1998, the Trust's name was changed to CitiFunds Fixed Income Trust. This Statement of Additional Information describes CitiFunds Short-Term U.S. Government Income Portfolio (the "Fund"), a series of the Trust. Prior to March 2, 1998, the Fund was called Landmark U.S. Government Income Fund. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated March 2, 1998, of the Fund.

    The Trust seeks the investment objectives of the Fund by investing all of its investable assets in Government Income Portfolio (the "Portfolio"). The Portfolio is a series of The Premium Portfolios (the "Portfolio Trust") and is an open-end, diversified management investment company. The Portfolio has the same investment objectives and policies as the Fund. Because the Fund invests through the Portfolio, all references in this Statement of Additional Information to the Fund include the Portfolio, except as otherwise noted. In addition, references to the Trust, include the Portfolio Trust, except as otherwise noted.

    Citibank, N.A. ("Citibank" or the "Adviser") is investment adviser to the Portfolio. The Adviser manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objectives and policies. The selection of investments for the Portfolio and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces.

    CFBDS, Inc. ("CFBDS" or the "Administrator"), the administrator of the Fund, and Signature Financial Group (Cayman) Ltd. ("SFG"), the administrator of the Portfolio (the "Portfolio Administrator"), supervise the overall administration of the Fund and the Portfolio, respectively. The Boards of Trustees of the Trust and the Portfolio Trust provide broad supervision over the affairs of the Fund and the Portfolio, respectively. Shares of the Fund are continuously sold by CFBDS, the Fund's distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Shares of the Fund are sold at net asset value. CFBDS may receive distribution fees from the Fund pursuant to a Distribution Plan adopted with respect to shares of the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

                    2.  INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives of the Fund are to generate current income and preserve the value of its shareholders' investment.

    The investment objectives of the Fund may be changed without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objectives.

      3.  DESCRIPTION OF PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

    The Prospectus contains a discussion of the various types of securities in which the Fund and the Portfolio may invest and the risks involved in such investments. The following supplements the information contained in the Prospectus concerning the investment objectives, policies and techniques of the Fund.

    The Trust may withdraw the investment of the Fund from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would continue to be invested in accordance with the investment policies described herein with respect to the Fund. The policies described below are not fundamental and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES

    The Fund invests in debt obligations that are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government.

    The debt obligations in which assets of the Fund are invested include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities. The Fund may only invest in obligations issued or guaranteed by U.S. Government agencies if such obligations are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government, e.g., direct pass-through certificates of the Government National Mortgage Association.

    When and if available, U.S. Government obligations may be purchased at a discount from face value. However, it is not intended that such securities will be held to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

    Although U.S. Government obligations which are purchased for the Fund may be backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government, shares of the Fund are neither insured nor guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

    The Adviser intends to fully manage the investments of the Portfolio by buying and selling U.S. Government obligations, and by entering into repurchase agreements covering such obligations, as well as by holding selected obligations to maturity. In managing the Portfolio's investments, the Adviser seeks to maximize the return for the Portfolio by taking advantage of market developments and yield disparities, which may include use of the following strategies:

        (1) shortening the average maturity of the Portfolio's securities in anticipation of a rise in interest rates so as to minimize depreciation of principal;

        (2) lengthening the average maturity of the Portfolio's securities in anticipation of a decline in interest rates so as to maximize appreciation of principal;

        (3) selling one type of U.S. Government obligation (e.g., Treasury bonds) and buying another (e.g., GNMA direct pass-through certificates) when disparities arise in the relative values of each; and

        (4) changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.

In order to enhance the stability of the value of the beneficial interests in the Portfolio by reducing volatility resulting from changes in interest rates and other market conditions, the dollar weighted average maturity of the Portfolio's investment securities is generally three years or less. These strategies may result in increases or decreases in the Portfolio's current income and in the holding for the Portfolio of obligations which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Adviser's expectations of changes in interest rates or its valuation of the normal yield relationship between two obligations proves to be incorrect, the Portfolio's income, net asset value and potential capital gain may be decreased or its potential capital loss may be increased.

    The Portfolio is managed to provide an income yield that is generally higher than those offered by money market funds (which have a share price which is more stable than the value of an investment in the Portfolio and which have a portfolio of investments with an average maturity which is shorter than the Portfolio's securities) with a value of an investment in the Portfolio that is more stable than the share price of other fixed income funds that have a longer term investment focus. Debt securities with longer maturities than those in which the assets of the Portfolio are invested generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. At the same time, the securities in which the assets of the Portfolio are invested tend to produce lower yields and are subject to lower market fluctuation as a result of changes in interest rates than debt securities with longer maturities that tend to be purchased by longer term bond funds than the Portfolio. However, since available yields vary over time, no specific level of income can be assured. The income derived from an investment in the Portfolio increases or decreases in relation to the income received by the Portfolio from its investments, which in any case is reduced by the Portfolio's expenses.

REPURCHASE AGREEMENTS

    The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund are fully collateralized, with such collateral being marked to market daily.

FUTURES CONTRACTS

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when the Fund purchases or sells a futures contracts. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

    The Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, the Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if the Fund sells a futures contract to protect against losses in the debt securities held by the Fund), at the same time the futures contracts limit any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of the Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where the Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy and sell.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contracts was originally entered into. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if the Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits would have an adverse impact on the Fund's strategies involving futures.

    CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.

    The Fund will comply with this CFTC requirement, and the Fund currently intends to adhere to the additional policies described below. First, an amount of cash or cash equivalents will be maintained by the Fund in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that the Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by the Fund not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.

    The use of futures contracts may increase the amount of taxable income of the Fund and may affect the amount, timing and character of the Fund's income for tax purposes, as more fully discussed herein in the section entitled "Certain Additional Tax Matters."

WHEN-ISSUED SECURITIES

    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund would take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash, cash equivalents or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Adviser determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

SHORT SALES "AGAINST THE BOX"

    In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    The Adviser does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The Adviser does not currently intend to engage in such sales.

COLLATERALIZED MORTGAGE OBLIGATIONS

    As described in the Prospectus, a portion of the Fund's assets may be invested in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities; provided, however, that the CMOs are backed as to the timely payment of interest and principal by the full faith and credit of the U.S. Government. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets; provided, however, that the Mortgage Assets are backed as to the timely payment of interest and principal by the full faith and credit of the U.S. Government. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to call a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Fund could suffer a loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the Adviser determines to make loans, it is not intended that the value of the securities loaned by the Fund would exceed 30% of the value of its total assets.

RULE 144A SECURITIES

    The Fund may purchase securities that are not registered ("Rule 144A securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless the Trustees of the Trust determine, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A securities. The Trustees, however, retain oversight and are ultimately responsible for the determinations.

    Since it is not possible to predict with assurance exactly how the market for Rule 144A securities will develop, the Trustees will carefully monitor the Fund's investments in Rule 144A securities, focusing on such factors, among others, as valuation, liquidity and availability of information. The liquidity of investments in Rule 144A securities could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

                         4.  INVESTMENT RESTRICTIONS

    The Trust, on behalf of the Fund, and the Portfolio Trust, on behalf of the Portfolio, have each adopted the following policies which may not be changed with respect to the Fund or the Portfolio without approval by holders of a majority of the outstanding voting securities of the Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    Neither the Fund nor the Portfolio may:

        (1) Borrow money or pledge, mortgage or hypothecate assets of the Fund or Portfolio, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of the Fund's or the Portfolio's net assets, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed for the Fund or Portfolio only from banks and only to accommodate requests for the repurchase of shares of the Fund or beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction.

        (2) Purchase any security or evidence of interest therein on margin, except that such short-term credit may be obtained for the Fund or Portfolio as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin may be made for the Fund or Portfolio in connection with the purchase, ownership, holding or sale of futures contracts.

        (3) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. Government securities or with respect to futures contracts, or (ii) the writing, purchase, ownership, holding or sale of futures contracts.

        (4) Underwrite securities issued by other persons except insofar as either the Trust or the Portfolio Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security (provided, however, that the Fund may invest all of its assets in an open-end management investment company with the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio")).

        (5) Make loans to other persons except (a) through the lending of the Fund's or Portfolio's securities and provided that any such loans not exceed 30% of the Fund's or Portfolio's total assets, as the case may be (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

        (6) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures contracts) in the ordinary course of business (the Trust and Portfolio Trust reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or Portfolio).

        (7) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund or Portfolio, except that all of the assets of the Fund may be invested in a Qualifying Portfolio.

        (8) Purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the assets of the Fund or Portfolio (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or any political subdivision of the United States or any state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state or the United States); provided that for purposes of this restriction the issuer of a futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and further provided that all of the assets of the Fund may be invested in a Qualifying Portfolio.

        (9) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund or Portfolio (taken at market value), is held as collateral for such sales at any one time.

        (10) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the investment objective of the Fund or Portfolio up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction and except that all of the assets of the Fund may be invested in a Qualifying Portfolio.

        (11) Issue any senior security (as that term is defined in the 1940
    Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

    The Trust, with respect to the Fund, and the Portfolio Trust, with respect to the Portfolio, have each also adopted a policy which is fundamental and which provides that all of the assets of the Fund or Portfolio will be invested in obligations that are backed by the full faith and credit of the U.S. Government except that all of the assets of the Fund may be invested in a Qualifying Portfolio all of whose assets will be invested in obligations that are backed by the full faith and credit of the U.S. Government. This policy is not intended to prohibit the use of futures contracts on fixed income securities by the Fund. Investment Restriction (9) above applies only to short sales of or short positions in securities, and does not prevent the writing, purchase, ownership, holding or sale of futures contracts.

    As an operating policy, the Fund will not invest more than 15% of its net assets in securities for which there is no readily available market. This policy is not fundamental and may be changed without shareholder approval.

    If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for the Fund is not considered a violation of policy.

                         5.  PERFORMANCE INFORMATION

    A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and
(z) subtracting 1 from the result.

    Any current yield quotation for the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    Any tax equivalent yield quotation of the Fund is calculated as follows:
If the entire current yield quotation for such period is state tax-exempt, the tax equivalent yield would be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not state tax-exempt, the tax equivalent yield would be the sum of (a) that portion of the yield which is state tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not state tax-exempt.

    Set forth below is total rate of return information for shares of the Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested.

                                                                                             REDEEMABLE VALUE
                                                                          ANNUALIZED        OF A HYPOTHETICAL
                                                                             TOTAL          $1,000 INVESTMENT
CITIFUNDS SHORT-TERM U.S. GOVERNMENT INCOME PORTFOLIO                   RATE OF RETURN   AT THE END OF THE PERIOD
Ten years ended December 31, 1996                                            6.80%                $1,930
Five years ended December 31, 1996                                           4.59%                $1,251
One year ended December 31, 1996                                             4.52%                $1,045

    The annualized yield of shares of the Fund for the 30-day period ended December 31, 1997 was 5.03%.

    Comparative performance information may be used from time to time in advertising shares of the Fund, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past economic or financial conditions, developments and events.

        6.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES;
                      ADDITIONAL REDEMPTION INFORMATION

    The net asset value of each share of the Fund is determined each day during which the New York Stock Exchange is open for trading (a "Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to shares of the Fund (including its interest in the Portfolio), then subtracting the liabilities charged to the shares, and then dividing the result by the number of outstanding shares. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.

    The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the net assets of the Portfolio.

    Bonds and other fixed income securities (other than short-term obligations) held for the Fund are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premium.

    Subject to compliance with applicable regulations, the Trust and the Portfolio Trust have each reserved the right to pay the redemption or repurchase price of shares of the Fund or of beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust or the Portfolio Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund or beneficial interests in the Portfolio more than seven days during any period when (a) trading in the markets the Fund or the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of the Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                7.  MANAGEMENT

    The Trustees and officers of the Trust and the Portfolio Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts. The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

TRUSTEES OF THE TRUST

PHILIP W. COOLIDGE*; 46 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

RILEY C. GILLEY; 71 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 57 -- Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September 1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, The Highland Family of Funds (since March 1997). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 46 -- President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July
1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR.; 62 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

E. KIRBY WARREN; 63 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 77 -- Vice President-Investments, Sun Company, Inc. (retired, April 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

TRUSTEES OF THE PORTFOLIO TRUST

ELLIOTT J. BERV; 54 -- Chairman and Director, Catalyst, Inc. (Management Consultants)(since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants)(June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants)(since May 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE*; 46 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN; 54 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm)(since April 1990); Director, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

C. OSCAR MORONG, JR.; 62 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III; 71 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors)(since
1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST

PHILIP W. COOLIDGE*; 46 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE A. DRAPEAU*; 27 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

TAMIE EBANKS-CUNNINGHAM*; 25 -- Assistant Secretary of the Trust and the Portfolio Trust; Office Manager, Signature Financial Group (Cayman) Ltd. (Since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

JOHN R. ELDER*; 49 -- Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since April, 1995); Treasurer, CFBDS (since April 1995); Treasurer of the Phoenix Family of Mutual Funds, Phoenix Home Life Mutual Insurance Company (1983 to March 1995).

LINDA T. GIBSON*; 32 -- Secretary of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since May 1992); Assistant Secretary, CFBDS (since October 1992).

JOAN R. GULINELLO*; 42 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since October 1993); Secretary, CFBDS (since October 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October 1993).

JAMES E. HOOLAHAN*; 51 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI*; 33 -- Vice President, Assistant Treasurer and Assistant Secretary of the Trust and the Portfolio Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since August 1994);
Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994). Her address is Suite 193, 12 Church St., Hamilton HM 11, Bermuda.

MOLLY S. MUGLER*; 46 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

CLAIR TOMALIN*; 29 -- Assistant Secretary of the Trust and the Portfolio Trust; Office Manager, Signature Financial Group (Europe) Limited (since
1993). Her address is 117 Charterhouse Street, London ECIM 6AA.

SHARON M. WHITSON*; 49 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER*; 38 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.

    The Trustees and officers of the Trust and the Portfolio Trust also hold comparable positions with certain other funds for which CFBDS, SFG or their affiliates serve as the distributor or administrator.

    The following table shows Trustee compensation for the periods indicated.

                          TRUSTEE COMPENSATION TABLE

                                                AGGREGATE           TOTAL
                                               COMPENSATION      COMPENSATION
                                                 FROM THE       FROM TRUST AND
TRUSTEE                                          FUND (1)        COMPLEX (2)

H. B. Alvord(3) ..............................    $  730           $32,000
Philip W. Coolidge ...........................    $    0           $     0
Riley C. Gilley ..............................    $1,440           $50,000
Diana R. Harrington ..........................    $1,501           $57,000
Susan B. Kerley ..............................    $1,510           $59,000
C. Oscar Morong, Jr. .........................    $1,553           $70,000
E. Kirby Warren ..............................    $1,451           $50,000
William S. Woods, Jr. ........................    $1,500           $58,000
------------
(1) For the fiscal year ended December 31, 1997.
(2) Information relates to the fiscal year ended December 31, 1997. Messrs. Coolidge, Gilley, Morong, Warren and Woods, and Mses. Harrington and Kerley are Trustees of 55, 31, 28, 28, 30, 29, and 29 funds or portfolios, respectively, in the family of open-end registered investment companies advised or managed by Citibank.
(3) Mr. Alvord retired as a Trustee on May 31, 1997.

    As of February 1, 1998, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. As of the same date, more than 95% of the outstanding shares of the Fund were held of record by Citibank, N.A. or its affiliates, as Shareholder Servicing Agents of the Fund for the accounts of their respective clients.

    The Declaration of Trust of each of the Trust and the Portfolio Trust provides that the Trust or the Portfolio Trust, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or the Portfolio Trust, as the case may be, unless, as to liability to the Trust, the Portfolio Trust or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or the Portfolio Trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust or the Portfolio Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER

    Citibank manages the assets of the Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees of the Portfolio Trust, may determine, the Adviser manages the securities of the Portfolio and makes investment decisions for the Portfolio. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Advisory Agreement will continue in effect as long as such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

    The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio Trust, when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Board of Trustees of the Portfolio Trust, as appropriate, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

    The Prospectus contains a description of the fees payable to the Adviser for services under the Advisory Agreement. For the fiscal years ended December 31, 1995, 1996 and 1997 the fees payable to the Adviser under the Portfolio's Advisory Agreement were $179,525 (of which $1,055 was voluntarily waived), $198,024 (of which $2,044 was voluntarily waived) and $196,529 (of which $5,466 was voluntarily waived), respectively.

ADMINISTRATOR

    Pursuant to administrative services agreements (the "Administrative Services Agreements"), CFBDS and SFG provide the Trust and the Portfolio Trust, respectively, with general office facilities and CFBDS and SFG supervise the overall administration of the Trust or the Portfolio Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's or the Portfolio Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust or the Portfolio Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust or the Portfolio Trust. The Administrator and the Portfolio Administrator provide persons satisfactory to the Board of Trustees of the Trust or the Portfolio Trust to serve as Trustees and officers of the Trust and the Portfolio Trust, respectively. Such Trustees and officers, as well as certain other employees and Trustees of the Trust and the Portfolio Trust, may be directors, officers or employees of CFBDS, SFG or their affiliates.

    The Prospectus contains a description of the fees payable to the Administrator and the Portfolio Administrator under the Administrative Services Agreements. For the fiscal years ended December 31, 1995, 1996 and 1997, the fees payable to CFBDS from the Fund under the Administrative Services Agreement were $72,047 (all of which was voluntarily waived), $74,177 (all of which was voluntarily waived) $58,254 (all of which was voluntarily waived), respectively. For the fiscal years ended December 31, 1995, 1996 and 1997, the fees payable to SFG from the Portfolio under the Administrative Services Agreement with the Portfolio Trust were $25,646 (of which $18,221 was voluntarily waived), $28,289 (of which $27,649 was voluntarily waived) $28,076 (of which $27,174 was voluntarily waived), respectively.

    The Administrative Services Agreement with the Trust continues in effect with respect to the Fund if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust and, in either case, by a majority of the Trustees who are not parties to the Administrative Services Agreement or interested persons of any such party. The Administrative Services Agreement with the Trust terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the outstanding voting securities of the Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Trust also provides that neither CFBDS, as the Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

    The Administrative Services Agreement with the Portfolio Trust provides that SFG may render administrative services to others. The Administrative Services Agreement with the Portfolio Trust terminates automatically if it is assigned and may be terminated without penalty by a vote of a majority of the outstanding voting securities of the Portfolio Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Portfolio Trust also provides that neither SFG, as the Portfolio Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Portfolio Trust's Administrative Services Agreement.

    CFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc. SFG is a company organized under the laws of the Cayman Islands. Its principal place of business is in George Town, Grand Cayman, British West Indies.

    Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Trust and the Portfolio Trust as from time to time are agreed upon by Citibank and, respectively, CFBDS or SFG. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the Trust's or the Portfolio Trust's organization, participation in the preparation of documents required for compliance by the Trust or the Portfolio Trust with applicable laws and regulations, the preparation of certain documents in connection with meetings of Trustees and shareholders, and other functions which would otherwise be performed by the Administrator. For performing such sub-administrative services, Citibank receives compensation as from time to time is agreed upon by Citibank and, respectively, CFBDS or SFG, not in excess of the amount paid to CFBDS or SFG for its respective services under the Administrative Services Agreements with the Trust and the Portfolio Trust. All such compensation is paid by CFBDS or SFG.

DISTRIBUTOR

    CFBDS serves as the Distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust. Unless otherwise terminated, the Distribution Agreement remains in effect from year to year upon annual approval by the Trust's Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    The Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to shares of the Fund after concluding that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Distribution Plan provides that the Fund shall pay a distribution fee to the Distributor at an annual rate not to exceed 0.15% of the Fund's average daily net assets.
The Distributor receives the distribution fees for its services under the Distribution Agreement in connection with the distribution of the Fund's shares (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund). The Distributor may use all or any portion of such distribution fee to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature, commissions to dealers who sell shares of the Fund and other distribution-related expenses.

    The Distribution Plan permits the Fund to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets of the Fund) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of shares.

    The Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). The Distribution Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amount of the Fund's permitted expenses thereunder without the approval of a majority of the outstanding securities of the Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

    As contemplated by the Distribution Plan, CFBDS acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to the Distribution Agreement. After the prospectuses and periodic reports of the Fund have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Fund to prospective investors. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, the fees payable to the Distributor by the Fund under the Distribution Agreement were $22,576 (all of which was voluntarily waived), $44,506 (all of which was voluntarily waived) and $34,953 (all of which was voluntarily waived), respectively, no portion of which was applicable to reimbursement for expenses incurred in connection with print or electronic media advertising.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has adopted an administrative services plan (the "Administrative Services Plan") after having concluded that there is a reasonable likelihood that the Administrative Services Plan will benefit the Fund and its shareholders. The Administrative Services Plan provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust's Administrative Services Plan, the total of the fees paid from the Fund to the Trust's Administrator and Shareholder Servicing Agents may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Any distribution fees (other than any fee concerning electronic or other media advertising) payable under the Distribution Plan are included in this expense limitation. The Administrative Services Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Administrative Services Plan requires that the Trust provide to its Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Services Plan. The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Fund. The Administrative Services Plan with respect to the Fund may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent and a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for the Fund. The Trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street pursuant to which custodial and fund accounting services, respectively, are provided for the Fund. See "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in the Prospectus for additional information, including a description of fees paid to the Shareholder Servicing Agents under the Servicing Agreements. For the fiscal years ended December 31, 1995, 1996 and 1997, aggregate fees payable to Shareholder Servicing Agents by the Fund under the Administrative Services Plan were $180,611 (of which $67,730 was voluntarily waived), $74,177 and $58,254, respectively.

    The Portfolio Trust has also adopted an administrative services plan (the "Portfolio Administrative Plan"), which provides that the Portfolio Trust may obtain the services of an administrator, a transfer agent and a custodian and may enter into agreements providing for the payment of fees for such services. Under the Portfolio Administrative Plan, the administrative services fee payable to the Portfolio Administrator from the Portfolio may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for its then-current fiscal year.

    The Portfolio Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Portfolio Trust's Trustees and a majority of the Portfolio Trust's Trustees who are not "interested persons" of the Portfolio and who have no direct or indirect financial interest in the operation of the Portfolio Administrative Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Portfolio Administrative Plan requires that the Portfolio Trust provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Portfolio Administrative Plan. The Portfolio Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Portfolio Trust and may not be materially amended in any case without a vote of the majority of both the Portfolio Trust's Trustees and the Portfolio Trust's Qualified Trustees.

    State Street acts as transfer agent and dividend disbursing agent for the Fund. The Portfolio Trust, on behalf of the Portfolio has entered into a Custodian Agreement with State Street pursuant to which State Street acts as custodian for the Portfolio. The Portfolio Trust, on behalf of the Portfolio also has entered into a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman") pursuant to which State Street Cayman provides fund accounting services for the Portfolio. State Street Cayman also provides transfer agency services to the Portfolio Trust. See "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in the Prospectus for additional information.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of State Street Cayman is P.O. Box 2508 GT, Grand Cayman, British West Indies.

AUDITORS

    Price Waterhouse LLP are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of Price Waterhouse LLP is 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse are the chartered accountants for the Portfolio Trust. The address of Price Waterhouse is Suite 3000, Box 82, Royal Trust Towers, Toronto Dominion Center, Toronto, Ontario, Canada M5X 1G8.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the Fund.

                          8.  PORTFOLIO TRANSACTIONS

    The Trust trades securities for the Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objectives. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Adviser in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

    Under the Advisory Agreement, in connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for the Fund in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Fund, subject to any applicable laws, rules and regulations.

    The investment advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the Adviser's other clients. Investment decisions for the Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal years ended December 31, 1995, 1996 and 1997, the Portfolio paid no brokerage commissions.

           9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.") At any meeting of shareholders of any series, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's (or the affected series') outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    Share certificates will not be issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The Portfolio is a series of the Portfolio Trust, organized as a trust under the laws of the State of New York. The Portfolio Trust's Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of the Portfolio would ever exceed its assets.

    Each investor in the Portfolio, including the Fund, may add to or withdraw from its investment in the Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.

                     10.  CERTAIN ADDITIONAL TAX MATTERS

    The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of the Fund's net investment income and net realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund, although foreign source income earned by the Fund may be subject to non-U.S. taxes. If the Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders. The Portfolio Trust believes the Portfolio also will not be required to pay any federal income or excise taxes.

    Shareholders of the Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Such capital gains may be taxable to shareholders that are individuals, estates, or trusts at maximum rates of 20%, 25% or 28%, depending upon the sources of the gains. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual shareholder will be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a redemption of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

    The Fund's and the Portfolio's transactions in options, short sales "against the box," futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund or Portfolio income and distributions to holders of beneficial interests. For example, certain positions held by the Fund or the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund or the Portfolio that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund or Portfolio losses, adjustments in the holding periods of securities held by the Fund or the Portfolio and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. The Fund and the Portfolio will limit its investment activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder.

    Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but not generally from capital gains realized upon the dispositions of such obligations) may be exempt from state and local taxes. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

            11.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

    The audited financial statements of the Fund (Statement of Assets and Liabilities at December 31, 1997, Statement of Operations for the year ended December 31, 1997, Statement of Changes in Net Assets for the years in the two-year period ended December 31, 1997 and Financial Highlights for each of the years in the four-year period ended December 31, 1997, for the four-month period ended December 31, 1993 and the year ended August 31, 1993, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Price Waterhouse LLP, on behalf of the Fund.

    The audited financial statements of the Portfolio (Portfolio of Investments at December 31, 1997, Statement of Assets and Liabilities at December 31, 1997, Statement of Operations for the year ended December 31, 1997, Statement of Changes in Net Assets for the years in the two-year period ended December 31, 1997 and Financial Highlights for each of the years in the three-year period ended December 31, 1997 and for the period May 1, 1994 (commencement of operations) to December 31, 1994, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Price Waterhouse, chartered accountants, on behalf of the Portfolio.

    Copies of the Annual Report to Shareholders of the Fund accompany this Statement of Additional Information.